INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made effective as of November 17, 2004 by and between CAM Commerce Solutions, Inc., a Delaware corporation (the “Company”), and    (“Indemnitee”) with reference to the following:

A. The Company recognizes that highly competent persons have become more reluctant to serve publicly-held corporations as officers, directors, employees, agents and fiduciaries unless they are provided with adequate protection against the risk of claims and actions against them arising out of their service to and activities on behalf of such corporations;

B. The Company’s board of directors (“Board of Directors”) has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons of adequate protection against such risks;

C. Indemnitee performs valuable services for the Company; and

D. In order to induce Indemnitee to continue to perform such services, the Company has decided to enter into this Agreement with Indemnitee.

In consideration of the foregoing and the covenants contained herein, the Company and Indemnitee agree as follows:

1. Indemnification of Expenses.

1.1 Third Party & Derivative Proceedings. The Company shall indemnify Indemnitee to the fullest extent permitted by law against any and all “Expenses” (as hereinafter defined) if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed “Proceeding” (as hereinafter defined). Such indemnity shall be available only so long as Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and in the case of a criminal Proceeding, had no reasonable cause to believe that his conduct was unlawful. As used herein, the term “Expenses” means (a) any and all expenses (including attorneys’ fees and all other costs, and obligations incurred in connection with (i) investigating, defending, being a witness in or participating in any Proceeding (including on appeal), or (ii) preparing to defend, be a witness in or participate in, any Proceeding (including on appeal), (b) judgments, fines, penalties and amounts paid in settlement of a Proceeding (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed) , (c) any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, and (e) all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing . Subject to the provisions of Section 2 below, such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefore is presented to the Company. The term “Proceeding” as used herein means any action, suit, proceeding, arbitration, alternative dispute resolution mechanism, hearing, inquiry or investigation, whether brought by a third party or by or in the right of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature in which Indemnitee is involved as a party or otherwise by reason of (or arising in part out of) the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in any such capacity.

Notwithstanding the foregoing, no indemnification of Expenses will be paid in the case of any claim, issue or matter in any Proceeding brought by or in the right of the Company to procure a judgment in its favor if Indemnitee is adjudged in the Proceeding to be liable to the Company, unless and only to the extent that the court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the Proceeding, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

1.2 Successful Defense. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify and hold harmless Indemnitee against all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify and hold harmless Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

Indemnification pursuant to this Section 1.2 shall be made without reference to the provisions of Section 2.2 below.

1.3 Advances of Expenses. Notwithstanding any provision of this Agreement to the contrary, and to the fullest extent permitted by applicable law, the Company shall advance the Expenses incurred by Indemnitee (or reasonably expected by Indemnitee to be incurred by Indemnitee within three months) in connection with any Proceeding within five (5) days after the receipt by the Company of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall include any and all reasonable Expenses incurred pursuing an action            to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Company may, at its election, advance Expenses directly to Indemnitee’s attorneys and other third parties involved in Indemnitee’s defense or representation in any Proceeding. Indemnitee undertakes to repay such advances if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, or applicable law. This Section 1.3 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 8.

1.4 Participation in Defense. If the Company is obligated hereunder to advance Expenses or indemnify Indemnitee against Expenses in any Proceeding, the Company may participate in the Proceeding at its own expense or assume the defense of Indemnitee therein with counsel approved by Indemnitee, such approval not to be unreasonably withheld. The Company shall give Indemnitee written notice of its election to assume Indemnitee’s defense. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided that, (a) Indemnitee shall have the right to employ Indemnitee’s separate counsel in the Proceeding at Indemnitee’s expense and (b) if (i) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee. in the conduct of any such defense, or (iii) the Company does not continue to retain such separate counsel to defend the Proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. If the Company assumes the defense of Indemnitee in any Proceeding, it may not settle the Proceeding (in whole or in part) in a manner that would impose any Expense on Indemnitee without Indemnitee’s prior written consent.

2. Application for Indemnity.

2.1 Notice. Indemnitee agrees to promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement, or otherwise. Such notification shall be treated as a written demand for indemnification pursuant to this Agreement. Indemnitee may deliver specific requests for indemnification from time to time at his discretion. Notice to the Company shall be directed to the Chief Executive Officer of the Company (or the Company’s Chief Financial Officer, if the Indemnitee is the Chief Executive Officer) at the Company’s executive office (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

2.2 Determination. Upon receipt of the notice or request(s) described in Section 2.1 above, Indemnitee’s entitlement to indemnification pursuant to Section 1.1 above shall be made in the specific case by a “Reviewing Party,” if required by applicable law. The Reviewing Party shall be either (i) the Company’s directors who are not parties to the Proceeding for which the Indemnitee is seeking indemnification, who shall make their determination by majority vote even though less than a quorum of the Board of Directors, (ii) a committee of such directors appointed by a majority of such directors, even though less than a quorum, or (iii) by “Independent Legal Counsel” who shall report their determination in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee. The term “Independent Legal Counsel” means an attorney or firm of attorneys, who shall not have otherwise performed services for the Company or Indemnitee within the last two years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

If there has not been a “Change of Control” as defined in Section 9 below, the Reviewing Party shall be selected by the Board of Directors. If the Board of Directors selects Independent Legal Counsel, it shall certify to the Indemnitee in writing that the Independent Legal Counsel meets the requirements set forth above. If there has been a Change in Control (other than a Change in Control which has been approved by a majority of the Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be Independent Legal Counsel selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed). The Company agrees to pay the reasonable fees and expenses of Independent Legal Counsel and to fully indemnify and hold harmless such Independent Legal Counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

The Company promptly will advise Indemnitee in writing with respect to any determination that Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within five (5) days after such determination. Indemnitee shall reasonably cooperate with the Reviewing Party with respect to Indemnitee’s entitlement to indemnification, including providing to the Reviewing Party upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the Reviewing Party shall be borne by the

Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

If the Reviewing Party has not made a determination within thirty (30) days after receipt by the Company of the request for indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a final judicial determination that any or all such indemnification is expressly prohibited under applicable law.

If the Reviewing Party determines that the Company is not permitted to indemnify Indemnitee in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefore, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

2.3 Presumptions and Effects of Certain Proceedings. In making a determination with respect to entitlement to indemnification hereunder, the Reviewing Party shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 2.1 of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by the Reviewing Party of any determination contrary to that presumption.

The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself adversely affect the right of Indemnitee to indemnification or create a presumption that (i) Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful, or (ii) that a court has determined that indemnification is not permitted by applicable law.

The knowledge and/or actions, or failure to act, of any other director, officer, trustee, partner, managing member, fiduciary, agent or employee of the Company or other enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

3. Remedies of Indemnitee. If a determination is made pursuant to Section 2.2 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement or no determination of entitlement has been made within thirty (30) days after receipt by the company of a request for indemnification, or if indemnification payments or advances of Expenses are not made in a timely manner hereunder, or if the Company otherwise breaches its obligations hereunder, Indemnitee may bring an action in a court of competent jurisdiction in Orange County California to seek an adjudication of his rights to indemnification or otherwise enforce his rights hereunder. The Company consents to the jurisdiction of such court and the action once brought therein shall be maintained in such court. Alternatively, Indemnitee, at his option, may seek to enforce his rights in an arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be brought and maintained in Orange County, California. Except as set forth herein, the provisions of Delaware law (without regard to its conflict of laws rules) shall apply to any such arbitration. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

Neither the failure of the Reviewing Party to have made a determination prior to the commencement of any action by Indemnitee pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Reviewing Party that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

In the event that a determination shall have been made pursuant to Section 2.2 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 3 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 3, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 3, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 1.3 until a final determination is made with respect to Indemnitee’s entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed).

If a determination shall have been made pursuant to Section 2.2 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 3, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 3 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

The Company shall indemnify and hold harmless Indemnitee to the fullest extent permitted by law against all Expenses and, if requested by Indemnitee, shall (within five (50) days after the Company’s receipt of such written request) advance to Indemnitee, to the fullest extent permitted by applicable law, such Expenses which are incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee (i) to enforce his rights under, or to recover damages for breach of, this Agreement or any other indemnification, advancement or contribution agreement or provision of the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect; or (ii) for recovery or advances under any insurance policy maintained by any person for the benefit of Indemnitee, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance, contribution or insurance recovery, as the case may be.

Interest shall be paid by the Company to Indemnitee at the legal rate under Delaware law for amounts which the Company indemnifies or is obliged to indemnify for the period commencing with the date on which Indemnitee requests indemnification, reimbursement or advancement of any Expenses and ending with the date on which such payment is made to Indemnitee by the Company.

The Company and Indemnitee agree that a monetary remedy for breach of this Agreement, at some later date, may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Indemnitee irreparable harm. Accordingly, the parties agree that Indemnitee may enforce this Agreement by seeking injunctive relief and/or specific performance hereof by judicial proceeding or arbitration commenced pursuant to this Section 3, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he may be entitled. The Company and Indemnitee further agree that Indemnitee shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith.

4. Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Proceeding pursuant to Section 2.1 hereof, the Company has liability insurance in effect which may cover such Proceeding the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

5. Additional Indemnification Rights: Nonexclusivity;.

5.1 Nonexclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s Certificate of Incorporation or Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

5.2 Security. The Company may purchase and maintain insurance or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond (“Security Arrangements”) on behalf of Indemnitee against Expenses whether or not the Company would have the power to indemnify him against such Expenses under the provisions of this Agreement or under the Delaware General Corporation Law as it may then be in effect. The purchase, establishment, and maintenance of any such Security Arrangement shall not in any way limit or affect the rights and obligations of the Company or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Company and the Indemnitee shall not in any way limit or affect the rights and obligations of the Company or the other party or parties thereto under any such Security Arrangement.

5.3 Scope. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

5.4 Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise.

5.5 No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Expenses to the extent Indemnitee has otherwise actually received payment (under any Security Arrangement, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder .

5.6 Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Proceeding, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

6. Mutual Acknowledgement. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee. Indemnitee also understands that Section 402 of the Sarbanes-Oxley Act prohibits the Company from making a personal loan to Indemnitee if Indemnitee is a director or executive officer of the Company. The Securities and Exchange Commission may, in the future, attempt to characterize the advancement of Expenses under this Agreement as a prohibited loan under Section 402.

7. Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. The Company’s decision whether or not to obtain such insurance shall in no way effect its obligations under this Agreement. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees, or agents of the Company or of any other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, fiduciary, employee or agent under such policy or policies.

8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

8.1 Excluded Action or Omissions. To indemnify Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

8.2 Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification of Expenses, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Proceeding, or (iii) as otherwise as required under Section 145 of the Delaware General Corporation Law (or similar successor statute), regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

8.3 Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute.

9. Contribution. If the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the Expenses incurred by Indemnitee, to the fullest extent permitted under applicable law, in connection with any Proceeding, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s). The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent the circumstances resulting in such Expenses. The Company agrees that it would not be just and equitable if contribution pursuant to this Section was determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

10. Definitions. As used in this Agreement:

A “Change in Control” shall be deemed to have occurred if (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company acting in such capacity, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than twenty percent (20%) of the total voting power represented by the Company’s then outstanding any securities entitled to vote generally in the election of directors (“Voting Securities”), (ii) individuals who, as of the date of this Agreement constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a director of the Company after the date of this Agreement and whose election or appointment was approved by a vote of at least a majority of the Incumbent Directors will be considered an Incumbent Director, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Company,

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets, or (v) any other event occurs which would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement.

“Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

“fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan;

“other enterprise” shall include employee benefit plans;

“serving at the request of the Company” shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

12. Binding Effect. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

13. Duration. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company’s request. It shall remain in effect for so long as Indemnitee is subject to any possible Proceeding (including any rights of appeal thereto and any action or arbitration commenced by Indemnitee pursuant to Section 3 above). No termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto

14. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee’s counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court having jurisdiction over such action determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

16. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in such courts, which shall be the exclusive and only proper forum for adjudicating such a claim.

17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

18. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

19. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

20. Amendment and Waiver. No amendment or modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

21. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

22. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Address: “Company”
17075 Newhope Street
Fountain Valley, CA 92708 CAM Commerce Solutions, Inc.

By:

Address: “Indemnitee:

Indemnitee signature